EXECUTION VERSION

CONSENT AND FOURTH AMENDMENT TO
FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS CONSENT AND FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 27th day of February, 2015, by and among DELTA APPAREL, INC., a Georgia corporation ("Delta"), M. J. SOFFE, LLC, a North Carolina limited liability company ("Soffe"), JUNKFOOD CLOTHING COMPANY, a Georgia corporation ("Junkfood"), TO THE GAME, LLC, a Georgia limited liability company ("TTG"), ART GUN, LLC, a Georgia limited liability company ("Art Gun"; Delta, Soffe, Junkfood, TTG and Art Gun being hereinafter collectively called "Borrowers" and individually a "Borrower"); the parties to the Loan Agreement (as defined below) from time to time as Lenders (each individually, a "Lender" and collectively, "Lenders"); and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Wells Fargo"), in its capacity as agent for Lenders (together with its successors in such capacity, "Agent").
Recitals:
Borrowers, Agent and Lenders are parties to a certain Fourth Amended and Restated Loan and Security Agreement dated May 27, 2011 (as at any time amended, restated, modified or supplemented, the "Loan Agreement"), pursuant to which Agent and Lenders have made certain loans and other financial accommodations available to Borrowers.
Borrowers have informed Agent and Lenders that Delta and TTG desire to enter into a certain Asset Purchase Agreement dated March 2, 2015 (the "Purchase Agreement") by and among Delta, as parent, TTG, as seller, and David Peyser Sportswear, Inc., a New York corporation, as purchaser ("Purchaser"), pursuant to which TTG shall sell to Purchaser certain of its assets related to its headwear and apparel business conducted under the "The Game" brand (the "Asset Sale"). The Asset Sale is prohibited by a number of provisions of the Loan Agreement. Notwithstanding such provisions, Borrowers have requested that Agent and Lenders consent to the Asset Sale, and Agent and Lenders are willing to consent on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.    Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.
2.    Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:
(b)    By adding the following new definitions of "Adjusted Fixed Charge Coverage Ratio," "FCCR Reserve," "FCCR Reserve Release Condition," "Fourth Amendment" and "Fourth Amendment Date," to Section 1 of the Loan Agreement in proper alphabetical order:
"Adjusted Fixed Charge Coverage Ratio" shall mean, with respect to Borrowers and their Subsidiaries, on a consolidated basis, for any period of determination, the ratio of (a) the sum of (x) EBITDA of Borrowers during such period plus (y) Restructuring Expenses actually recorded on Borrowers' books during such period minus the sum of (i) the amount of any taxes paid in cash, cash dividends to the equity holders of such Person and other distributions to equity holders of such Person during the period in question (for avoidance of doubt, excluding redemptions with respect to the Capital Stock of such Person (including, but not limited to stock repurchases)) plus (ii) all Unfinanced Capital Expenditures made during such period plus (iii) all regularly scheduled (as determined at the beginning of the respective period) principal payments of Indebtedness for borrowed money and Indebtedness with respect to the Capital Leases made during such period (excluding the September 2014 Salt Life Payment), plus (iv) $3,000,000 minus the sum of principal payments to Salt Life actually made during such period (excluding the September 2014 Salt Life Payment) through December 31, 2015, to (b) Fixed Charges of Borrowers and their Subsidiaries for the same period. In no event shall the aggregate amount of all Restructuring Expenses added back during all periods exceed $4,000,000.
"FCCR Reserve" shall mean $2,000,000.
"FCCR Reserve Release Condition" shall mean Borrowers' achievement of an Adjusted Fixed Charge Coverage Ratio of not less than 1.00 to 1.00 for any twelve-month period ending after the Fourth Amendment Date.
"Fourth Amendment" shall mean the Consent and Fourth Amendment to this Agreement by and among Borrowers, Agent and Lenders, dated February 27, 2015.
"Fourth Amendment Date" shall mean March 2, 2015.
(b)    By deleting the definition of "Reserves" set forth in Section 1 of the Loan Agreement and by substituting the following in lieu thereof:
"Reserves" shall mean as of any date of determination, such amounts as Agent may from time to time establish and revise in good faith reducing the amount of Tranche A Loans and Letters of Credit which would otherwise be available to Borrowers under the lending formula(s) provided for herein: (a) to reflect events, conditions, contingencies or risks arising after the date of this Agreement or of which Agent had no actual knowledge as of such date, which, as determined by Agent in good faith, adversely affect, or would have a reasonable likelihood of adversely affecting, either (i) the Collateral or any other property which is security for the Obligations or its value, including any Dilution Reserve, (ii) the assets, business or financial condition of any Borrower or Obligor or (iii) the security interests and other rights of Agent or any Lender in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect Agent's good faith belief that any collateral report or financial information furnished by or on behalf of any Borrower or Obligor to Agent is or may have been incomplete, inaccurate or misleading in any material respect; or (c) to reflect outstanding Letters of Credit as provided in Section 2.2 hereof; or (d) in the amount of any Bank Product Reserve Amount; or (e) in respect of any state of facts which Agent determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default, and which shall include the FCCR Reserve until the satisfaction of the FCCR Reserve Release Condition. To the extent Agent may revise the lending formulas used to determine either the Tranche A Borrowing Base or the Tranche B Borrowing Base or establish new criteria or revise existing criteria for Eligible Accounts or Eligible Inventory so as to address any circumstances, condition, event or contingency in an manner satisfactory to Agent, Agent shall not establish a Reserve for the same purpose. The amount of any Reserve established by Agent shall have a reasonable relationship to the event, condition or other matter which is the basis for such reserve as determined by Agent in good faith.
(c)    Effective March 2, 2015, by deleting subclause (a)(v) of the definition of "Tranche A Borrowing Base" in Section 1 of the Loan Agreement and by substituting the following in lieu thereof:
(v)    [Reserved]; minus
(d)    By deleting the second sentence of Section 9.1 of the Loan Agreement and by substituting in lieu thereof the following:
Borrowers shall give Agent thirty (30) days prior written notice of any proposed change in any Borrower's name, which notice shall set forth the new name and Borrowers shall deliver to Agent a copy of the amendment to the Certificate of Incorporation or Certificate of Organization (as applicable) of such Borrower providing for the name change certified by the Secretary of State of the jurisdiction of incorporation or organization of such Borrower as soon as it is available; provided, that Borrowers shall only be required to give Agent notice (using such notice methods as Agent shall require) concurrently with the name change of TTG in connection with the Asset Sale (as such term is defined in the Third Amendment).
3.    Consent to Asset Sale. Subject to the satisfaction of the conditions precedent set forth in Section 9 hereof, Agent and Lenders hereby consent to the Asset Sale to the extent required by Section 9.7 of the Loan Agreement and agree to release the Assets (as such term is defined in the Loan Agreement) from Agent's Lien.
4.    Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Financing Agreements and all of such Borrower's covenants, duties, indebtedness and liabilities under the Financing Agreements.
5.    Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Financing Agreements executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); the security interests and liens granted by such Borrower in favor of Agent are duly perfected, first priority security interests and liens; and, as of the close of business on February 26, 2015, the unpaid principal amount of the Tranche A Loans totaled $116,638,218.79 and the unpaid principal amount of the Tranche B Loans totaled $5,000,000.00.
6.    Representations and Warranties. Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof.

7.    Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.
8.    Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.
9.    Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof and the consent contained in Section 3 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Agent, unless satisfaction thereof is specifically waived in writing by Agent:
(a)    all requisite corporate action and proceedings in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to Agent, and Agent shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Agent may have requested in connection therewith, such documents where requested by Agent or its counsel to be certified by appropriate corporate officers or Governmental Authorities;
(b)    Agent's satisfactory review and receipt of true, correct and complete copies of the Purchase Agreement and all other material agreements, documents and instruments entered into in connection therewith by any Borrower, certified as such by an officer of each Borrower;
(c)    Agent's receipt of the Purchase Price (as defined in the Purchase Agreement) directly from Purchaser to an account designated by Agent; and
(d)    Agent's receipt of duly executed counterparts to this Amendment and the other Financing Agreements and all instruments and documents to be entered into in connection herewith from the applicable Borrowers and Lenders.
10.    Expenses of Agent. Borrowers agree to pay, on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Financing Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby, including, without limitation, the release of the Assets (as defined in the Purchase Agreement) contemplated by Section 3 hereof.
11.    Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.
12.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
13.    No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Financing Agreements, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

14.    Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.
15.    Further Assurances. Each Borrower agrees to take such further actions as Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.
16.    Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.
17.    Release of Claims. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges Agent and Lenders, and all officers, directors, agents, employees, successors and assigns of Agent and Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Agent or any Lender arising under or in connection with any of the Financing Agreements or otherwise. Each Borrower represents and warrants to Agent and Lenders that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Agent or any Lender.
18.    Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.
[Remainder of page intentionally left blank; signatures appear on following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:

DELTA APPAREL, INC.

By: /s/Deborah H. Merrill
Name: Deborah H. Merrill
Title: VP and CFO

M.J. SOFFE, LLC

By: /s/Deborah H. Merrill
Name: Deborah H. Merrill
Title: VP and CFO

JUNKFOOD CLOTHING COMPANY

By: /s/Deborah H. Merrill
Name: Deborah H. Merrill
Title: VP and CFO

TO THE GAME, LLC

By: /s/Deborah H. Merrill
Name: Deborah H. Merrill
Title: VP and CFO

ART GUN, LLC

By: /s/Deborah H. Merrill
Name: Deborah H. Merrill
Title: VP and CFO

[Signatures continued on following page.]

AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Dan Denton
Name: Dan Denton
Title: VP

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Dan Denton
Name: Dan Denton
Title: VP

[Signatures continued on following page.]

BANK OF AMERICA, N.A.

By: /s/ Steven L. Hipsman
Name: Steven L. Hipsman
Title: Senior Vice President

[Signatures continued on following page.]

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Alex M. Council
Name: Alex M. Council
Title: Vice President